SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 24, 2004

WINSTON HOTELS, INC.
(Exact name of registrant as specified in charter)

North Carolina	0-23732	56-1872141
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2626 Glenwood Avenue, Suite 200
Raleigh, North Carolina
(Address of principal executive offices)

27612
(Zip Code)

Registrant’s telephone number, including area code:    (919) 510-6010

Not Applicable
(former name or former address if changed since last report)

Item 5. Other Events and Required FD Disclosure

     On February 24, 2004, Winston Hotels, Inc. (the “Company”) announced the completion of a public offering by the Company of 3,680,000 shares of its 8.00% Series B Cumulative Preferred Stock (the “Series B Preferred Stock”), par value $.01 per share (liquidation preference $25.00 per share). On February 24, 2004, the Company issued a press release with respect to the offering. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

4.1	Specimen certificate for Series B Preferred Stock (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on January 30, 2004).

4.2(a)	Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 4, 1999).

4.2(b)	Form of Articles of Amendment to the Restated Articles of Incorporation of the Company Establishing and Fixing the Rights and Preferences of the Series B Preferred Stock (incorporated by reference to Exhibit 4.4(b) to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on January 30, 2004).

99.1	News release dated February 24, 2004 announcing completion of the Company’s offering of 3,680,000 shares of Series B Preferred Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINSTON HOTELS, INC.

Date: February 24, 2004	By:	/s/ Joseph V. Green

Name: Joseph V. Green
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Specimen certificate for Series B Preferred Stock (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on January 30, 2004).

4.2(a)	Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 4, 1999).

4.2(b)	Form of Articles of Amendment to the Restated Articles of Incorporation of the Company Establishing and Fixing the Rights and Preferences of the Series B Preferred Stock (incorporated by reference to Exhibit 4.4(b) to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on January 30, 2004).

99.1	News release dated February 24, 2004 announcing completion of the Company’s offering of 3,680,000 shares of Series B Preferred Stock.

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